UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 25, 2005

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices including zip code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

On February 25, 2005, The Manitowoc Company, Inc. (the “Company”) named Robert P. Herre as President of Manitowoc Marine Group and an officer of the Company and named Mary Ellen Bowers, Vice President Corporate Development, as an officer of the Company.  The Company entered into a Contingent Employment Agreement with Mr. Herre dated February 25, 2005 and a Contingent Employment Agreement with Ms. Bowers dated November 15, 2004.  The form of the Contingent Employment Agreement for both officers is attached a Exhibit 10.3(a) to the Company’s Form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2003 and is described in the Company’s 2004 Proxy Statement which is incorporated by reference into the Company’s Form 10-K filed for the year ended December 31, 2003.

Additionally, on February 25, 2005 the Company granted Mr. Herre options to purchase 10,000 shares of the Company’s common stock and on December 10, 2004 the Company granted Ms. Bowers options to purchase 15,000 shares of the Company’s common stock. Both grants were made pursuant to the 2003 Incentive Stock and Awards Plan (filed as Exhibit 10.7(c) to the Company’s Form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2003).  The form of award agreement for both grants is filed as exhibit 10.1 to this Form 8-K.  Also filed as exhibit 10.2 to this Form 8-K is the form of award agreement for non-qualified stock options.

The form of award agreement for incentive stock options and non-qualified stock options granted under the 2003 Incentive Stock and Awards Plan provides generally that (a) options vest annually in 25% increments commencing with the second anniversary of the grant date, (b) unvested options are forfeited if the employee terminates employment for any reason other than death, disability or retirement, (c) all option shares may be purchased if the employee terminates employment due to death, disability or retirement, (d) the compensation committee may accelerate the vesting under such terms as the committee deems appropriate upon termination of employment for any reason other than “cause”, (e) all options terminate on the earlier of (i) 6 months after the date of the employee’s termination of employment if the termination is for any reason other than for cause, death, disability or retirement (provided that the committee has the right to extend this period for an additional 6 months), (ii) the date of the employee’s termination for cause, (iii) 12 months after the date of the employee’s termination by reason of death or disability, (iv)10 years after the date of the employee’s termination due to retirement, or (v) 10 years after the date of the award agreement, and (f) options are not transferable other than by will or the laws of descent and distribution.

Item 9.01.               Financial Statements and Exhibits.

(c)           Exhibits.

10.1                           The Manitowoc Company, Inc. Incentive Stock Option Agreement with Vesting Provisions.

10.2                           The Manitowoc Company, Inc. Non-Qualified Stock Option Agreement with Vesting Provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: March 2, 2005	/s/ Thomas G. Musial
Thomas G. Musial
Senior Vice President of Human Resources and Administration

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of February 25, 2005

Exhibit No.	Description	Filed Herewith

10.1	The Manitowoc Company, Inc. Incentive Stock Option Agreement with Vesting Provisions	☒

10.2	The Manitowoc Company, Inc. Non-Qualified Stock Option Agreement with Vesting Provisions	☒